UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 13, 2007
ESCO TECHNOLOGIES INC.
(Exact Name of Registrant as Specified in Charter)

Missouri (State or Other Jurisdiction of Incorporation)	1-10596 (Commission File Number)	43-1554045 (I.R.S. Employer Identification No.)

9900A Clayton Road, St. Louis, Missouri (Address of Principal Executive Offices)	63124-1186 (Zip Code)
Registrant’s telephone number, including area code: 314-213-7200
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b) )
☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 7.01. REGULATION FD DISCLOSURE
     The Registrant intends to make a company presentation tomorrow, November 14, 2007, and is including the presentation charts on its web site today, November 13, 2007. The related press release (issued earlier today) and the presentation charts are attached respectively as Exhibits 99.1 and 99.2 to this Form 8-K. This information updates previous company presentations, and includes a summary of the Registrant’s operations, a description of the business of Doble Engineering Company (“Doble”), the Registrant’s five-year financial goals, a summary of the Registrant’s strategy, and projected earnings per share in fiscal year 2009.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(c) Exhibits

Exhibit No.	Description of Exhibit

99.1	Press release dated November 13, 2007.

99.2	Presentation Charts included on Registrant’s web site as of November 13, 2007.
     The furnishing of these Exhibits is not intended to constitute a representation that such furnishing is required by Regulation FD or that the information they contain includes material investor information that is not otherwise publicly available. Statements in Exhibits 99.1 and 99.2 that are not strictly historical are “forward-looking” statements within the meaning of the safe harbor provisions of the federal securities laws. Investors are cautioned that such statements are only predictions, and speak only as of November 13, 2007. The Registrant does not assume any obligation to update such information in the future. The Registrant’s actual results in the future may differ materially from those projected in the forward-looking statements due to risks and uncertainties that exist in the Registrant’s operations and business environment including, but not limited to: the risk factors described in Item 1A of the Registrant’s Annual Report on Form 10-K for the fiscal year ended September 30, 2006 and Part II, Item 1A of the Registrant’s Form 10-Q for the quarter ended June 30, 2007; failure to obtain necessary Government approvals; material changes in the Doble business impacting the closing of the acquisition; successful negotiation of a new Senior Credit Facility; actions by the California Public Utility Commission, PG&E’s Board of Directors and PG&E’s Management impacting PG&E’s AMI projects; the outcome of PG&E’s evaluation of other technologies to meet their requirements for the electric portion of its service territory; the timing and success of DCSI’s software development efforts; the timing and content of purchase order releases under the Registrant’s PG&E contracts and the Registrant’s successful performance of the PG&E contracts; weakening of economic conditions in served markets; changes in customer demands or customer insolvencies; competition; the availability of select acquisitions on acceptable terms; intellectual property rights; the success and timing of real estate sales; containment of engineering and development costs; the performance of the Registrant’s international operations; unforeseen charges impacting corporate operating expenses; technical difficulties; delivery delays or defaults by customers; termination for convenience of customer contracts; timing and magnitude of future contract awards; performance issues with key suppliers and subcontractors; collective bargaining and labor disputes; material changes in the costs of certain raw materials; changes in laws and regulations including changes in accounting standards and taxation requirements; costs relating to environmental matters; litigation uncertainty; and the Registrant’s successful execution of internal operating plans.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ESCO TECHNOLOGIES INC.
Dated: November 13, 2007	By:	/s/ G.E. Muenster
G. E. Muenster
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press release dated November 13, 2007.

99.2	Presentation Charts included on Registrant’s web site as of November 13, 2007.